                                     FORM OF
                              BRIDGE LOAN AGREEMENT


         THIS BRIDGE LOAN AGREEMENT ("Agreement"), is made and entered effective as of September 11, 1997, among LSC, Incorporated, a Minnesota corporation (the "Company"), and each of the investors listed on Schedule I (collectively, the "Investors").

         A. The Company may need to borrow up to $500,000 to fund its operations until such time as it can complete an equity financing raising gross proceeds of at least $1,000,000 (the "Financing").

         B. The Company currently anticipates that the Financing will consist of a private placement of units, each unit consisting of one share of Common Stock and a warrant to purchase one-half share of Common Stock (such unit or any other shares or units of securities sold by the Company in the Financing are referred to as a "Unit").

         C. The Investors desire to loan the Company funds on the terms and conditions set forth in this Agreement.

         Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE OF CONVERTIBLE PROMISSORY NOTES. Each Investor agrees to Purchase from the Company a convertible promissory note in the form attached hereto as Exhibit A (a "Note") in the amount set forth on Schedule I hereto. Such purchase shall be made concurrently with the execution of this Agreement by each Investor and the delivery of a check in the principal amount of the Note to be purchased. Each Note shall bear interest from the date of payment by the Investor of the principal amount thereof at the rate of 10% per year. The Company shall be entitled to the funds loaned by each Investor immediately upon receipt, whether or not the Company has received funds from any other Investor. The Investors acknowledge that the Company may, in its sole discretion, issue and sell more than $500,000 principal amount of Notes under this Agreement, without notice to or consent from any Investor.

         2. REPAYMENT. All outstanding principal and accrued interest on the Notes shall be due and payable on the earlier of (a) thirty (30) days after the initial closing of the Financing or (b) June 30, 1998. The Notes may be prepaid in whole or in part without premium or penalty as provided in the Notes. All prepayments shall be applied to the Notes pro rata on the basis of the proportion that the original principal amount of each Note bears to the original principal amount of all of the Notes, and shall be applied first to the payment of any costs of collection, then to the payment of accrued interest and thereafter to principal.

         3. CONVERSION. Upon an initial closing of the Financing, all or any portion of principal and accrued interest under each Note will be convertible into Units of securities issued in the Financing, at the option of the Investor holding such Note. The conversion price of each Note shall be equal to 80% of the per Unit price of the securities issued in the Financing, and the exercise price of any warrants included in a Unit issued to Investors upon conversion of a Note shall be 80% of exercise price of warrants included in a Unit issued to purchasers of Units in the Financing. The Company shall provide written notice to the Investors of the commencement of the Financing and the anticipated initial closing date of the Financing a reasonable period of time in advance of such date. If an Investor elects not to convert its Note into Units of securities issued in the Financing, the Company will grant to such Investor the warrants that such Investor would have received if such Investor had elected to convert its Note. The Warrant shall be substantially in the form attached hereto as Exhibit B or such other form of warrant as may be issued to purchasers of securities in the Financing, provided that the terms of such warrant shall be no less favorable to the Investors as the terms contained in Exhibit B. The securities issuable upon conversion of the Notes are referred to as the "Conversion Securities."

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Investors that this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company. All corporate action necessary to the authorization, issuance and delivery of the Notes and the Conversion Securities has been taken on or prior to the date hereof.

         5. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors severally represents and warrants to the Company as follows:

                  (a) The Notes and Conversion Securities are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Each Investor understands that neither the Notes nor the Conversion Securities has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by each Investor. Each Investor further understands that the Notes and Conversion Securities may not be transferred or resold without registration under the Securities Act and any applicable state securities laws, or an exemption from the requirements of the Securities Act and applicable state securities laws.

                  (b) Each Investor's principal office or residence, as the case may be, is located in the state set forth on Schedule I hereto. Each Investor qualifies as an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act. Each Investor acknowledges that the Company has made available to each such Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business, operations and financial condition of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Investor. Each Investor acknowledges having received a copy of the Company's Information Package, including Company's audited financial statements for the years ended December 31, 1995 and 1996, unaudited financial statements for the period from January 1, 1997 through July 31, 1997, a summary of the Company's business, a description of the Company's product and recent press releases issued by the Company. Each Investor is able to bear the loss of its entire investment in the Notes and Conversion Securities without any material adverse affect on its business, operations or prospects, and has such knowledge and experience of financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

                  (c) This Agreement has been duly authorized by all necessary action on the part of each Investor, has been duly executed and delivered by such Investor and is a valid and binding agreement of such Investor.

6.       MISCELLANEOUS.

         (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of each other party, and neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the party against whom enforcement of such amendment, modification, waiver or discharge is sought.

         (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understanding, whether written or oral, relative to the matters discussed herein.

         (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

         (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

                     [Following Page is the Signature Page]

         IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement effective as of the date first written above.

                                                 LSC, INCORPORATED


                                                 By
                                                   -----------------------------

                                                 Its
                                                    ----------------------------

                                                 [INDIVIDUAL INVESTOR]


                                                 -------------------------------
                                                 [Signature]

                                                 -------------------------------
                                                 [Print Name]


                                                 [CORPORATE OR PARTNERSHIP
                                                   INVESTOR]



                                                 [Print Name of Entity]

                                                 By
                                                   -----------------------------

                                                 Its
                                                    ----------------------------

                                   SCHEDULE I

Investor Name and Address                            Amount of Note
-------------------------                            --------------

                                                                       EXHIBIT A
                                LSC, INCORPORATED
                           CONVERTIBLE PROMISSORY NOTE

$___________                                                   ___________, 1997
                                                          Minneapolis, Minnesota

         LSC, Incorporated, a Minnesota corporation (the "Company"), for value received, hereby promises to pay to ___________________________, or any person to whom this Note is subsequently transferred and who becomes a registered holder of this Note (the "Holder"), the principal sum of ____________________________________________________________ and no/100 Dollars
($__________) or so much of said principal sum as may be then outstanding, on the earlier of (a) thirty (30) days after the initial closing of the Financing, as defined below, or (b) June 30, 1998 and thereafter on demand, and to pay interest on the unpaid principal balance hereof on such date at the rate of ten percent (10.0%) per year. Interest shall begin to accrue on the date of issuance set forth above and shall be calculated on a simple interest basis until all principal is paid.

         This Note is one of the notes described in, and is subject to the terms and provisions of, the Bridge Loan Agreement, dated as of September 11, 1997, among the Company and the investors named therein (the "Agreement"). The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

         This Note is subject to the following terms and conditions:

1. PAYMENT. Payment of the principal of and interest on this Note will be made at the address of the Holder on the Company's books in such coin or currency as is legal tender of the United States of America at the time of payment. This Note may be prepaid in whole or in part at any time without the consent of the Holder. All payments on this Note and all other notes subject to the Agreement shall be applied to this Note and such other notes pro rata on the basis of the proportion that the original principal amount of each note bears to the original principal amount of all such notes, and in the case of this Note, such prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of accrued interest, and the balance shall be applied to principal.

2.       CONVERSION

         2.1 TERMS OF CONVERSION. Upon the initial closing of an equity financing of the Company raising gross proceeds of at least $1,000,000 (the "Financing"), all or any portion of principal and accrued interest under this Note will be convertible into units of securities issued in the Financing, at the option of the Holder. The conversion price of this Note shall be equal to 80% of the per Unit price of the securities issued in the Financing, and the exercise price of any warrants included in a Unit issued to the Holder upon conversion of this Note shall be 80% of exercise price of warrants included in a Unit issued to purchasers of Units in the Financing. The Company shall provide written notice to the Holder of the commencement of the Financing and the anticipated initial closing date of the Financing a reasonable period of time in advance of such date. The conversion price set forth above shall be subject to adjustment in accordance with Section 2.3 hereof (such price or adjusted price being referred to herein as the "Conversion Price"). The units of securities issuable upon conversion of this Note are referred to hereinafter as the "Conversion Securities." If this Note is converted in connection with the Financing or any other financing of the Company, the Holder shall be entitled with respect to any Conversion Securities so obtained to the same rights, and shall accept the same obligations, as are accorded to and accepted by the other investors in the Financing or any such other financing.

         2.2 EFFECT OF CONVERSION. As promptly as practicable after the surrender, as herein provided, of this Note for conversion, the Company shall deliver to or upon the written order of the Holder certificates representing the number of fully paid and nonassessable units of the Conversion Securities into which this Note, or such part thereof, may be converted in accordance with the provisions of this Article 2. Such conversion shall be deemed to have been made on the date of the initial closing of the Financing, if converted in connection with the Financing, or upon surrender of this Note to the Company at its principal office during usual business hours, if not converted in connection with the Financing. On such date that this Note shall have been surrendered for conversion in case of optional conversion (such date, subject to change in accordance with the following provisions of this paragraph, shall be hereinafter referred to as the "Conversion Date"), so that the rights of the Holder as a noteholder shall cease at such time and, subject to the following provisions of this paragraph, the person or persons entitled to receive the Conversion Securities shall be treated for all purposes as having become the record holder or holders of such Conversion Securities at such time; provided, however, that no such conversion or surrender on any date when the stock transfer books of the Company are closed shall be effective to constitute the person or persons entitled to receive such Conversion Securities as the record holder or holders of such Conversion Securities on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Conversion Securities as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

         2.3 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall declare a dividend or make a distribution upon the Conversion Securities payable otherwise than out of earnings or earned surplus (including dividends in Conversion Securities or any obligations or any shares of stock of the Company which are convertible into, or exchangeable for, Conversion Securities (any of such obligations or shares of stock being hereinafter called "Convertible Securities"), or in any rights or options to purchase any Conversion Securities or Convertible Securities, then thereafter the Holder, upon conversion, will be entitled to receive the number of units of Conversion Securities into which this Note has been converted, and, in addition and without payment therefor, the cash, stock or other securities and other property which such Holder would have received by way of dividends (otherwise than out of such earnings or surplus) if continuously held since the Holder became the record holder of this Note the Holder (i) had been the record holder of the number of units of Conversion Securities which would have been received had this Note been so converted on such record date and (ii) had retained all dividends or distributions in stock or securities (including Conversion Securities or Convertible Securities, or in any rights or options to purchase any Conversion Securities or Convertible Securities) payable in respect of such Conversion Securities or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Conversion Securities. For the purposes of the foregoing a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or surplus are charged an amount equal to the fair market value of such dividend or distribution as determined by the Board of Directors of the Company.

                  (b) In case the Company shall subdivide its outstanding units of Conversion Securities into a greater number of units at any time, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding units of Conversion Securities of the Company shall be combined into a smaller number of units, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Conversion Securities shall be entitled to receive stock, securities or assets with respect to or in exchange for Conversion Securities, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the units of the Conversion Securities of the Company immediately theretofore receivable upon the conversion of this Note, such units of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding units of such Conversion Securities equal to the number theretofore receivable upon the conversion of this Note had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price and of the number of units receivable upon the conversion of this Note) shall thereafter be applicable, as nearly as may be in relation to any units of stock, securities or assets thereafter receivable upon the conversion of this Note. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder, at the last address appearing on the books of the Company, the obligation to deliver to the Holder such units of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive. Notwithstanding the foregoing, the Holder shall at all times following any such reorganization, reclassification, consolidation, merger or sale have the right to demand and receive payment in cash of the amount of all principal and accrued interest due on any unconverted portion of this Note.

                  (d) In any case in which this Section 2.3 shall require that an adjustment shall become effective immediately after a record date for an event, and if the Holder should convert after such record date and before the occurrence of such event, then the Company may defer until the occurrence of such event (i) issuing the additional units of Conversion Securities issuable upon such conversion by reason of the adjustment required by such event over and above the units issuable upon such conversion before giving effect to such adjustment and (ii) paying to the Holder any amount of cash in lieu of a fractional share pursuant to Section 2.8 hereof.

                  (e) All calculations under this Article 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (f)      In case at any time:

                           (i) The Company shall declare any cash dividend on its Conversion Securities;

                           (ii) The Company shall pay any dividend payable in stock upon its Conversion Securities or make any distribution (other than regular cash dividends) to the holders of its Conversion Securities;

                           (iii) The Company shall offer for subscription pro rata to the holders of its Conversion Securities any additional shares of stock of any class or other rights;

                           (iv) There shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sales of all or substantially all of its assets to, another corporation; or

                           (v)      (v) There shall be a voluntary or
                  involuntary dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the Holder at the address of Holder as shown on the books of the Company, of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Conversion Securities of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Conversion Securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

         2.4 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Conversion Price pursuant to any provision of this Article 2, the number of units of Conversion Securities issuable hereunder shall be adjusted by dividing the then unpaid principal amount hereof plus accrued interest by the per share Conversion Price in effect immediately following such adjustment.

         2.5 COVENANTS OF THE COMPANY. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Conversion Securities, solely for the purpose of issue upon conversion of this Note as herein provided, such number of units of Conversion Securities as shall then be issuable upon the conversion of this Note. The Company covenants that all Conversion Securities which shall be so issuable shall be duly and validly issued and fully paid and nonassessable.

         2.6 CORPORATE ACTION. Before taking any action which would cause an adjustment reducing the Conversion Price below the then stated or par value of the Conversion Securities issuable upon conversion of this Note, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Conversion Securities at such adjusted Conversion Price.

         2.7 PAYMENT OF TRANSFER TAX. The issuance of certificates for units of Conversion Securities upon the conversion of this Note shall be made without charge to the Holder for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder.

         2.8 FRACTIONAL SHARES. The Company shall not be required to issue fractional units of Conversion Securities or script upon conversion of this Note. If any fractional interest in a units of Conversion Securities otherwise would be deliverable upon the conversion of this Note, the Company instead shall deliver an amount of cash equal to such fraction multiplied by the Conversion Price then in effect.

         2.9 SUBSCRIPTION RIGHTS. In case the Company shall issue rights, warrants or options to all holders of Conversion Securities of the Company, as such, entitling them to subscribe for or purchase units of Conversion Securities, the Company shall at the same time issue to the Holder the kind and amount of such rights, warrants or options so issued which the Holder would have been entitled to receive upon such issuance had the then unpaid principal sum of this Note been converted immediately prior to the record date fixed for determining the holders of Conversion Securities entitled to receive such rights, warrants or options.

3.       CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         3.1 GENERALLY. Nothing contained in this Note will prevent any consolidation or merger of the Company with or into any other corporation or corporations or successive consolidations or mergers in which the Company or its successor or successors is a party or parties, or will prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same. However, the Company hereby covenants and agrees that any such consolidation, merger, sale or conveyance will be upon the condition that (a) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale or conveyance will have been made, will not be in default in the performance or observance of any of the terms, covenants and conditions of this Note to be kept or performed by the Company; and (b) the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale or conveyance will have been made, will expressly assume the due and punctual payment of the principal of and interest on this Note, according to the terms of this Note, and the faithful performance and observance of all of the covenants, conditions, and requirements of this Note to be performed by the Company by a supplemental instrument executed and delivered to the Holder by such corporation.

         3.2 RELEASE. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation pursuant to
Section 3.1 above, such successor corporation will succeed to and be substituted for the Company, with the same effect as if it had been named in this Note in the Company's place, and the Company (including any intervening successor to the Company which has become obligated under this Note) will be relieved of any further obligation under this Note.

         3.3 LIABILITY OF SUCCESSOR CORPORATION. All of the covenants, stipulations, promises, and agreements contained in this Note by or on behalf of the Company will bind its successors and assigns, whether so expressed or not.

4.       DEFAULT

         4.1 EVENTS OF DEFAULT. An "Event of Default" shall be deemed to occur upon the happening of any of the following: (i) the failure to pay when due any amount of principal or interest payable hereunder, (ii) the filing against the Company which is not dismissed within sixty (60) days thereafter, or by the Company, of a petition in bankruptcy or for an arrangement or reorganization, (iii) the making by the Company of a general assignment for the benefit of creditors, (iv) the appointment of a receiver or trustee for the Company, (v) the institution of liquidation or dissolution or reorganization proceedings with respect to the Company, or (vi) the Company becoming unable or admitting in writing an inability to pay its debts generally as they become due.

         4.2 RIGHTS ON DEFAULT. If an Event of Default occurs and is continuing, the Holder may declare the principal of this Note, together with any accrued and unpaid interest, if not already due, to be due and payable immediately, by written notice to the Company. Upon any such declaration, such principal and interest will become due and payable immediately, anything contained in this Note to the contrary notwithstanding.

         4.3 ENFORCEMENT. If the Holder declares the principal of this Note, together with all accrued and unpaid interest on this Note, due and payable immediately, the Holder may proceed, subject, however, to all the terms and conditions hereof, to protect and enforce its rights by an action at law, suit in equity, or other appropriate proceeding.

5.       MISCELLANEOUS

         5.1 RESTRICTION ON TRANSFER. By accepting this Note, the Holder agrees that the transfer of this Note will be subject to the restriction that no such transfer will be effected until the Holder has first obtained a written opinion of counsel, satisfactory to the Company, that the proposed transfer, if consummated, may be lawfully made without registration under the Securities Act and any applicable state securities law.

         5.2 HEADINGS. The headings in this Note are inserted for convenience only and will not affect the meaning or interpretation of all or any part of this Note.

         5.3 GOVERNING LAW. This Note will be deemed to be a contract made under the laws of the State of Minnesota, and for all purposes will be construed in accordance with the laws of the State of Minnesota.

         5.4 EXPENSES OF COLLECTION. In the event of any default by the Company in its obligations hereunder, the Company shall reimburse the Holder on demand the amount of its costs and expenses in enforcing its rights hereunder, including reasonable attorneys fees.

         5.5 PAYMENT DATE. In case the date of maturity of this Note is not a business day, then payment of principal and interest to the Holder need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for prepayment and no interest will accrue for the period after such date.

         5.6 CONSTRUCTION. Wherever possible, each provision of this Note will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

         5.7 AMENDMENTS. This Note may not be and will not be deemed or construed to have been modified, amended, rescinded, canceled, or waived in whole or in part, except by written instruments signed by the Company and the Holder.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first set forth above.

                                            LSC, INCORPORATED


                                            By
                                              ----------------------------------

                                            Its
                                               ---------------------------------

                                            ------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                            ------------

                                                                       EXHIBIT B
                        WARRANT FOR PURCHASE OF SHARES OF
                                 COMMON STOCK OF
                                LSC, INCORPORATED

                               _____________, 1997

         For value received, ___________________, or its registered assigns (the "Holder"), is entitled to purchase from LSC, Incorporated., a Minnesota corporation (the "Company"), at any time on or before ___________________ fully paid and nonassessable shares of the Company's Common Stock, $.01 par value (such class of stock being hereinafter referred to as the "Common Stock" and such Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Stock"), at the price of $_____ per share ("Warrant Exercise Price").

         This Warrant is described in, and is subject to the terms and provisions of, the Bridge Loan Agreement, dated as of September 11, 1997, among the Company and the investors named therein (the "Agreement"). The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it, by cash, certified check or bank draft, of the warrant exercise price for such shares. In addition, the Holder may elect to pay the full purchase price by receiving a number of shares of Common Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                         A
Where:            X =      the number of shares of Common Stock to be issued to
                           the Holder.

                  Y = the number of shares of Common Stock as to which this Warrant is being exercised.

                  A =      the Fair Market Value of one share of Common Stock.

                  B =      Warrant Exercise Price.

         "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

                  (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date

         (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                  (b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by Nasdaq or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by Nasdaq or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

                  (c) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by Nasdaq or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

         The Company agrees that the Warrant Stock so purchased shall be and are deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Stock as aforesaid. Certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder within 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Warrant Stock, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for the Warrant Stock, except in accordance with the provisions and subject to the limitations of Section 5 below.

         2. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         3. The foregoing provisions are, however, subject to the following:

                  (a) The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (b) Except as provided in this Section 3, if and whenever the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the

         Warrant Exercise Price in effect at the time of such issuance or sale, then, forthwith upon such issue or sale, the Warrant Exercise Price shall be reduced to such lesser price.

                  (c) Notwithstanding any other provision of this Section 3, the Warrant Exercise Price shall not be adjusted in the case of issuance by the Company of (i) shares of Common Stock issued upon exercise or conversion of any warrants, options, convertible securities or other rights to acquire shares of Common Stock outstanding on the date hereof, (ii) options to purchase shares of Common Stock (including shares of Common Stock issued upon the exercise thereof) granted or to be granted pursuant to the Company's existing stock option plan, as such plan is in effect on the date hereof or as may be amended by the Board of Directors, (iii) shares of Common Stock or options or other rights to purchase shares of Common Stock (including shares of Common Stock issued upon the exercise thereof) issued under employee benefit plans that the Company may adopt in the future including, but not limited to, stock purchase plans, profit sharing plans, stock option plans and stock incentive plans, (iv) shares of Common Stock issued upon exercise of warrants issued under the Agreement, or (v) shares of Common Stock issued upon conversion of convertible promissory notes issued under the Agreement.

                  (d) No adjustment of the Warrant Exercise Price, however, shall be made in an amount less than 1.0% of the Warrant Exercise Price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 1.0% of the Warrant Exercise Price then in effect.

                  (e) For the purposes of this Section 3, the following provisions (i) to (iv), inclusive, shall also be applicable:

                           (i) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (a) Common Stock or (b) any obligations or any shares of stock or other securities of the Company which are convertible into, or exchangeable for, Common Stock (any of such obligations or shares of stock or other securities being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Warrant Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in Section 3(h) below, no further adjustments of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the Company shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (a) except as provided in Section 3(h) below, no further adjustments of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Warrant Exercise Price have been or are to be made pursuant to other provisions of this Section 3, no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                           (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting therefrom any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deducting therefrom any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon conversion immediately prior to such merger, conversion or sale, for purposes of
                  Section 3(i) below, shall be made after giving effect to such adjustment of the Warrant Exercise Price.

                           (iv) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then the date of such record shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                  (f) In case the Company shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in Section 3(g) below) or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the Holder upon the conversion hereof will be entitled to receive the number of shares of Common Stock issuable upon exercise of this Warrant, and, in addition and without payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of dividends or distributions if continuously since the Holder became the record holder of this Warrant the Holder (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Company.

                  (g) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (h) If (i) the purchase price provided for in any right or option referred to in clause (i) of Section 3(e), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause
         (ii) of Section 3(e), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of Section 3(e) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Warrant Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect hereunder shall forthwith be increased to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any right or option referred to in clause (i) of Section 3(e), or the rate at which any Convertible Securities referred to in clause
         (i) or clause (ii) of Section 3(e) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Warrant Exercise Price then in effect hereunder shall forthwith be decreased to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (i) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, plus all dividends unpaid and accumulated or accrued thereon to the date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares receivable upon the exercise of the this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder of this Warrant, at the last addresses of such holders appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

                  (j) Upon any adjustment of the Warrant Exercise Price, then and in each case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder of this Warrant, which shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and which notice shall be certified by a nationally recognized firm of independent auditors (which may be the Company's independent auditors).

                  (e)      (k) In case at any time:

                      (i) the Company shall declare any cash dividend on its Common Stock;

                           (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iv) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sales of all or substantially all of its assets to, another corporation; or

                           (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the Holder at the addresses of such holders as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  (l) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

                  (m) As used in this Section 3 the term "Common Stock" shall mean and include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares receivable pursuant to exercise of this Warrant shall include shares designated as Common Stock of the Company as of the date of issuance of this Warrant, or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 3(i) above.

                  (n) No fractional shares of Common Stock shall be issued upon conversion pursuant to this Section 3, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value, as defined in
         Section 1, of one share of Common Stock as of the close of business on the day of conversion.

         4. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         5.       The Holder, by acceptance hereof, represents and warrants that
(a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, (y) the Company will not accept the exercise of this Warrant or issue certificates for shares of Warrant Stock and (z) neither this Warrant nor any shares of Warrant Stock may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Stock is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Warrant Stock shall be stamped with appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any shares of Warrant Stock of the Holder's intention to do so, describing briefly the manner of any proposed exercise or transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such exercise or transfer may be effected.

         6. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

         7. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of the date set forth above.

                                                    LSC, INCORPORATED

                                                    By
                                                      --------------------------
                                                    Its
                                                       -------------------------

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.